Exhibit 4.1

                                                              EXECUTION COPY






                            METRIS RECEIVABLES, INC.

                                   Transferor

             DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                                    Servicer

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                     Trustee

                 on behalf of the Series 2000-2 Securityholders

                  AMENDED AND RESTATED SERIES 2000-2 SUPPLEMENT

                             Dated as of May 1, 2003

                                       to

           SECOND AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                          Dated as of January 22, 2002

                               METRIS MASTER TRUST

                     $447,514,000 Floating Rate Asset Backed
                       Securities, Series 2000-2, Class A

                     $67,956,000 Floating Rate Asset Backed
                       Securities, Series 2000-2, Class B

                  $147,513,425 Excess Collateral, Series 2000-2








EXHIBITS

Exhibit A-1           Form of Class A Investor Security
Exhibit A-2           Form of Class B Investor Security
Exhibit B             Form of Monthly Securityholder's Statement
Exhibit C             Form of Excess Collateral Investment Letter






                  AMENDED AND RESTATED SERIES 2000-2 SUPPLEMENT, dated as of May 1, 2003 (this "Series Supplement") by and among METRIS RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee") of the Metris Master Trust (the "Trust").

                  WHEREAS heretofore there was authorized and issued by the Trust a Series of Investor Securities known generally as the "Series 2000-2 Securities" under an Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Original Agreement"), as supplemented by the Series 2000-2 Supplement, dated as of July 27, 2000 (the "Original Series Supplement"), executed in connection with the issuance of the Series 2000-2 Securities, each by and among the Transferor, the Servicer and The Bank of New York (Delaware), as trustee (the "Prior Trustee") of the Trust;

                  WHEREAS the Transferor, the Servicer, the Prior Trustee and the Trustee have entered into that certain Agreement of Resignation, Appointment and Acceptance, dated as of December 11, 2000, pursuant to which the Trustee assumed all of the rights and obligations of the Prior Trustee under the terms of the Original Agreement;

                  WHEREAS the Transferor, the Servicer and the Trustee have executed that certain Second Amended and Restated Pooling and Servicing Agreement, dated as of January 22, 2002 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

                  WHEREAS Section 4.20 of the Agreement provides, among other things, that, upon satisfaction of the conditions specified therein, the Series 2000-2 Securities will no longer be entitled to the security interest of the Trustee in the Receivables and certain other Trust Property and the percentages applicable to the allocation to the Series 2000-2 Securityholders of Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts will be reduced to zero;

                  WHEREAS the Transferor has determined to defease the Series 2000-2 Securities in accordance with Section 4.20 of the Agreement and on the terms and conditions set forth herein;

                  WHEREAS the Transferor, the Servicer and the Trustee have agreed to amend and restate the Original Series Supplement on the terms and conditions hereinafter set forth;

                  NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

                  Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Securities.

                  Pursuant to this Series Supplement, the Transferor and the Trustee shall create a new Series of Investor Securities and shall specify the Principal Terms thereof.

                  Section 1. Designation. (a) There is hereby created a Series of Investor Securities to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 2000-2 Securities." The Series 2000-2 Securities shall be issued in two Classes, which shall be designated generally as the Floating Rate Asset Backed Securities, Series 2000-2, Class A (the "Class A Securities"), and the Floating Rate Asset Backed Securities, Series 2000-2, Class B (the "Class B Securities"). In addition, there is hereby created a third Class of an uncertificated interest in the Trust which shall be deemed to be an "Investor Security" for all purposes under the Agreement and this Series Supplement, except as expressly provided herein, and which shall be known as the Excess Collateral, Series 2000-2 (the "Excess Collateral").

                  (b) The Excess Collateral Holder, as holder of an "Investor Security" under the Agreement, shall be entitled to the benefits of the Agreement and this Series Supplement upon payment by the Excess Collateral Holder of amount owing on the Closing Date as agreed to by the Transferor and the Excess Collateral Holder. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of the Registered Securities and the provisions of subsection 6.9(b) of the Agreement with respect to the effect that a newly issued series of Investor Securities will be treated as debt for Federal income tax purposes shall not be applicable to the Excess Collateral and (ii) the provisions of Section 3.7 of the Agreement shall not apply to cause the Excess Collateral to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Transferor intends and, together with the Excess Collateral Holder, agrees to treat the Excess Collateral for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

                  Section 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 2000-2 Securities. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Series 2000-2 Securities and no other Series of Securities issued by the Trust.

                  "Accumulation Period" shall mean the period commencing at the close of business on the last day of the July 2002 Monthly Period or such later date as is determined in accordance with Section 4.19 of the Agreement and ending on the first to occur of (a) the commencement of the Early Amortization Period and (b) the Series 2000-2 Termination Date.

                  "Accumulation Period Factor" shall mean, for any Monthly Period, a fraction, the numerator of which is equal to the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections, and the denominator of which is equal to the sum of (a) the Class A Invested Amount, (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the allocation percentages applicable for Principal Collections of all other Series which are not expected to be in their revolving periods during such Monthly Period, and (c) the sum of the numerators used to calculate the allocation percentages applicable for Principal Collections of all Classes of other outstanding Series which are not allocating Shared Principal Collections and are expected to be in their revolving periods during such Monthly Period.

                  "Accumulation Period Length" shall have the meaning assigned such term in Section 4.19 of the Agreement.

                  "Accumulation Period Reserve Account" shall have the meaning specified in subsection 4.18(a) of the Agreement.

                  "Accumulation Shortfall" shall initially mean zero and thereafter shall mean, with respect to any Monthly Period during the Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Monthly Period over the amount deposited into the Principal Funding Account pursuant to Section 4.12 of the Agreement with respect to the Series 2000-2 Securities for the previous Monthly Period.

                  "Additional Interest" shall mean, at any time of determination, the sum of the Class A Additional Interest and Class B Additional Interest.

                  "Adjusted Invested Amount" shall mean as of any Business Day,
(i) the Invested Amount minus (ii) the sum of the amounts then on deposit in the Principal Account and the Principal Funding Account and the Series 2000-2 Percentage of the amount then on deposit in the Excess Funding Account.

                  "Aggregate Interest Rate Caps Notional Amount" shall mean with respect to any date of determination an amount equal to the sum of the notional amounts or equivalent amounts of all outstanding Cap Agreements, Replacement Interest Rate Caps and Qualified Substitute Arrangements, each as of such date of determination.

                  "Amortization Period" shall mean the period commencing on the Amortization Period Commencement Date and continuing until the Series 2000-2 Termination Date.

                  "Amortization Period Commencement Date" shall mean the earliest of the first day of the Accumulation Period and the Pay Out Commencement Date.

                  "Assignee" shall have the meaning specified in subsection
11(a).

                  "Available Reserve Account Amount" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Period Reserve Account as of such date (before giving effect to any withdrawal made or to be made pursuant to subsection 4.18(c) of the Agreement from the Accumulation Period Reserve Account on such Transfer Date) and (b) the Required Reserve Account Amount for such Transfer Date.

                  "Available Series 2000-2 Finance Charge Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

                  "Available Series 2000-2 Principal Collections" shall mean, with respect to any Monthly Period, or portion thereof commencing on the Amortization Period Commencement Date, an amount equal to the sum of (i) an amount equal to the Fixed/Floating Percentage of all Principal Collections (less the amount of Redirected Principal Collections) received during such Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Series 2000-2 Securities pursuant to subsection 4.9(d) of the Agreement with respect to such period, (iii) the sum of the aggregate amount allocated with respect to the Series Default Amount with respect to such period and the Series 2000-2 Percentage of any unpaid Adjustment Payments paid pursuant to subsections 4.9(a)(v) and 4.9(a)(vi) of the Agreement with respect to such period, any reimbursements of unreimbursed Charge-Offs pursuant to subsections 4.9(a)(vii),
(viii) and (ix) of the Agreement with respect to such period plus in each case, amounts applied with respect thereto pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, (iv) the aggregate Shared Principal Collections allocated to the Series 2000-2 Securities pursuant to Section 4.8 of the Agreement with respect to such period and (v) the proceeds of the sale of all or a portion of an Interest Rate Cap with respect to such Monthly Period.

                  "Base Rate" shall mean, with respect to any Monthly Period, the sum of (i) the weighted average of the Class A Interest Rate, the Class B Interest Rate and the Excess Collateral Minimum Rate, in each case as of the last day of such Monthly Period (weighted based on the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount, respectively, as of the last day of such Monthly Period) plus (ii) the product of 2.00% per annum and the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount, each as of the last day of such Monthly Period.

                  "Cap Agreements" shall mean each interest rate cap agreement, between the Transferor, the Trustee and a Cap Provider, as amended from time to time, and any additional interest rate protection agreement or agreements, entered into between the Transferor, the Trustee and a Cap Provider, as the same may from time to time be amended, restated, modified and in effect.

                  "Cap Proceeds Account" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

                  "Cap Provider" shall mean a third party cap provider having a rating acceptable to the Rating Agencies.

                  "Cap Receipt Amount" shall mean, with respect to any Business Day the amount on deposit in the Cap Proceeds Account.

                  "Cap Settlement Date" shall have the meaning specified in subsection 3A(b) of this Series Supplement.

                  "Carryover Class A Interest" shall mean with respect to any Business Day (a) any Class A Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

                  "Carryover Class B Interest" shall mean with respect to any Business Day (a) any Class B Monthly Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

                  "Carryover Excess Collateral Minimum Interest" shall mean with respect to any Business Day any Excess Collateral Minimum Monthly Interest due but not paid on any previous Distribution Date.

                  "Charge-Offs" shall mean the sum of Class A Charge-Offs, Class B Charge-Offs and Excess Collateral Charge-Offs.

                  "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                  "Class A Adjusted Invested Amount" shall mean, for any date of determination, an amount not less than zero equal to the then current Class A Invested Amount minus the sum of the Principal Funding Account Balance and the amount then on deposit in the Principal Account for the benefit of the Class A Securities on such date of determination.

                  "Class A Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

                  "Class A Expected Final Payment Date" shall mean the July 2003 Distribution Date.

                  "Class A Floating Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Adjusted Invested Amount as of the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A Securities, which is $447,514,000.

                  "Class A Interest Rate" shall mean 0.21% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

                  "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

                  "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the
Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

                  "Class A Monthly Interest" shall mean the interest distributable in respect of the Class A Securities as calculated in accordance with subsection 4.6 of the Agreement.

                  "Class A Outstanding Principal Amount" shall mean with respect to the Class A Securities, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to the Class A Securityholders on or prior to such Business Day.

                  "Class A Percentage" shall mean a fraction the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class A Principal" shall mean the principal distributable in respect of the Class A Securities as specified in subsection 4.7(a) of this Agreement.

                  "Class A Required Amount" shall mean the amount determined by the Servicer for each Business Day equal to the excess, if any, of (x) the sum of (i) the Class A Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class A Interest, (iii) the Class A Percentage of the Servicing Fee for the then current Monthly Period,
(iv) the Class A Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period and (v) the Class A Floating Percentage of the Series 2000-2 Percentage of any Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period over (y) the Available Series 2000-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (v) above with respect to such Business Days and all previous Business Days in such Monthly Period.

                  "Class A Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

                  "Class A Securityholder" shall mean the Person in whose name a Class A Security is registered in the Security Register.

                  "Class A Securityholders' Interest" shall mean the portion of the Series 2000-2 Securityholders' Interest evidenced by the Class A Security.

                  "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                  "Class B Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

                  "Class B Expected Final Payment Date" shall mean the August 2003 Distribution Date.

                  "Class B Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentages with respect to Principal Collections for all Series; provided, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Class B Floating Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B Securities, which is $67,956,000.

                  "Class B Interest Rate" shall mean 0.60% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

                  "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

                  "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b),
(c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

                  "Class B Monthly Interest" shall mean the interest distributable in respect of the Class B Securities as calculated in accordance with subsection 4.6(b) of the Agreement.

                  "Class B Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class B Securityholders prior to such Business Day.

                  "Class B Percentage" shall mean a fraction the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

                  "Class B Principal" shall mean the principal distributable in respect of the Class B Securities as specified in subsection 4.7(b) of the Agreement.

                  "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of
(i) the Class B Monthly Interest for the Interest Accrual Period beginning in the then current Monthly Period, (ii) any Carryover Class B Interest, (iii) the Class B Percentage of the Servicing Fee for the then current Monthly Period,
(iv) the Class B Floating Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Floating Percentage of the Series 2000-2 Percentage of the Adjustment Payment the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement on such Business Day and on each previous Business Day during such Monthly Period and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the Available Series 2000-2 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above with respect to such Business Days and all previous Business Days in such Monthly Period.

                  "Class B Securities" shall mean any of the securities executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

                  "Class B Securityholder" shall mean the Person in whose name a Class B Security is registered in the Security Register.

                  "Class B Securityholders' Interest" shall mean the portion of the Series 2000-2 Securityholders' Interest evidenced by the Class B Security.

                  "Closing Date" shall mean July 27, 2000.

                  "Controlled Accumulation Amount" shall mean, for any Transfer Date with respect to the Accumulation Period (a) prior to the payment in full of the Class A Invested Amount, $37,292,834; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to
Section 4.19 of the Agreement, the Controlled Accumulation Amount for each Transfer Date with respect to the Accumulation Period prior to the payment in full of the Class A Invested Amount will be equal to (i) the product of (x) the Class A Initial Invested Amount and (y) the Accumulation Period Factor for the Monthly Period preceding such Transfer Date divided by (ii) the Required Accumulation Factor Number and (b) after payment in full of the Class A Invested Amount, an amount equal to the sum of the Class B Invested Amount and the Excess Collateral Amount on such Transfer Date.

                  "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) any existing Accumulation Shortfall.

                  "Covered Amount" shall mean, with respect to any Interest Accrual Period during the Accumulation Period prior to the payment in full of the Class A Invested Amount, the product of (a) the Class A Interest Rate in effect with respect to such Interest Accrual Period, (b) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (c) the Principal Funding Account Balance as of the last day of the Monthly Period preceding the Monthly Period in which such Interest Accrual Period ends.

                  "Default Amount" shall mean, (i) on any Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and (ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts during the then current Monthly Period (other than such Accounts which were included in clause (i)).

                  "Default Recognition Allocation Percentage" shall mean, with respect to each Default Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average Principal Receivables in the Trust for the related Monthly Period.

                  "Default Recognition Date" shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the "related Default Recognition Date" shall mean the Default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default Recognition Date shall be deemed to apply to the related Monthly Period.

                  "Defeasance Date" shall mean May 1, 2003.

                  "Deposit Account Collateral" shall have the meaning specified in Section 20.

                  "Distribution Date" shall mean September 20, 2000, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding Business Day.

                  "DTC" shall mean The Depository Trust Company.
                   ---

                  "Early Amortization Period" shall mean the period beginning on the earliest of (a) the day on which a Pay Out Event occurs or is deemed to have occurred, (b) the Class A Expected Final Payment Date if the Class A Invested Amount has not been paid in full on such date, (c) the Class B Expected Final Payment Date if the Class B Invested Amount has not been paid in full on such date and (d) the Excess Collateral Expected Final Payment Date if the Excess Collateral Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount have been paid in full and (ii) the Scheduled Series 2000-2 Termination Date.

                  "Enhancement" shall mean, with respect to the Class A Securities, the subordination of the Class B Invested Amount and the Excess Collateral Amount and the benefits of the Interest Rate Caps, with respect to the Class B Securities, the subordination of the Excess Collateral Amount and the benefits of the Interest Rate Caps and, with respect to the Excess Collateral the benefits of the Interest Rate Caps.

                  "Excess Collateral" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive to the extent necessary to make the required payments to the Excess Collateral Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement, and funds on deposit in any other Series Account (and any investment earnings thereon, net of investment expenses and losses, if and to the extent specifically provided herein) allocable thereto pursuant to the Agreement and this Series Supplement.

                  "Excess Collateral Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Excess Collateral Initial Amount minus (b) the aggregate amount of principal payments made to the Excess Collateral Holder through and including such Business Day, minus (c) the aggregate amount of Excess Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Principal Collections for all prior Distribution Dates, plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Excess Collateral Amount through and including such Business Day pursuant to subsection 4.9(ix) of the Agreement plus, with respect to such subsection, pursuant to subsections 4.10(a) and (b), 4.14(a), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for
the purpose of reimbursing amounts deducted pursuant to the foregoing clauses
(c) and (d).

                  "Excess Collateral Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

                  "Excess Collateral Daily Principal" shall have the meaning specified in subsection 4.7(c) of the Agreement.

                  "Excess Collateral Expected Final Payment Date" shall mean the August 2003 Transfer Date.

                  "Excess Collateral Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentages with respect to Principal Collections for all Series; provided, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Excess Collateral Floating Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Excess Collateral Amount at the end of the preceding Business Day and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used the calculate the applicable allocation percentage; provided, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Excess Collateral Holder" shall mean the entity so designated in writing by the Transferor to the Trustee.

                  "Excess Collateral Holder's Interest" shall mean the portion of the Series 2000-2 Securityholders' Interest evidenced by the Excess Collateral.

                  "Excess Collateral Initial Amount" shall mean the aggregate initial principal amount of the Excess Collateral, which is $147,513,425.

                  "Excess Collateral Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

                  "Excess Collateral Minimum Monthly Interest" shall mean the interest distributable in respect of the Excess Collateral as calculated in accordance with subsection 4.6(c) of the Agreement.
                  "Excess Collateral Minimum Rate" shall mean, for any Interest Accrual Period, the rate per annum specified in the Transfer and Administration Agreement; provided, however, that the Excess Collateral Minimum Rate shall not exceed a rate of 1.50% per annum in excess of LIBOR as determined on the related LIBOR Determination Date.

                  "Excess Collateral Monthly Principal" shall mean the principal distributable in respect of the Excess Collateral as specified in subsection 4.7(c) of this Agreement.

                  "Excess Collateral Notional Percentage" shall mean 57.3%.

                  "Excess Collateral Outstanding Principal Amount" shall mean, when used with respect to any Business Day, and amount equal to (a) the Excess Collateral Initial Amount minus (b) the aggregate amount of principal payments made to the Excess Collateral Holder prior to such Business Day.

                  "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection 4.9(a) of the Agreement allocated to the Series 2000-2 Securities but available to cover shortfalls in amounts paid from Finance Charge Collections for other Series, if any, or (y) the aggregate amount of Finance Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 2000-2 Securities.

                  "FASIT" shall have the meaning specified in Section 17 of this Series Supplement.

                  "Fitch" shall mean Fitch, Inc., or its successor.

                  "Fixed/Floating Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage; provided, however, that, on and after the Pay Out Commencement Date, with respect to the allocations of Collections of Finance Charge Receivables, the numerator used in the above calculation shall be the Adjusted Invested Amount as of the day immediately preceding the Pay Out Commencement Date; provided further, however, that with respect to any Business Day on and after the Defeasance Date, the numerator specified above shall be zero.

                  "Floating Percentage" shall mean for any Business Day the sum of the applicable Class A Floating Percentage, Class B Floating Percentage and Excess Collateral Floating Percentage for such Business Day.

                  "Initial Invested Amount" shall mean $662,983,425.

                  "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial Distribution Date.

                  "Interest Rate Caps" shall mean the interest rate caps provided pursuant to Cap Agreements by one or more Cap Providers to the Trustee on behalf of any of the Securityholders which shall entitle the Trust to receive monthly payments equal to the product of (i) the positive difference, if any, between LIBOR in effect for each applicable Interest Accrual Period and 8.50%,
(ii) the notional amount of such interest rate cap and (iii) the actual number of days in the Interest Period divided by 360.

                  "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount, (b) the Class B Invested Amount and (c) the Excess Collateral Amount, in each case as of such Business Day.

                  "Investment Earnings" shall mean, with respect to any Business Day, the investment earnings on amounts on deposit in (i) the Payment Reserve Account, deposited in the Collection Account pursuant to subsection 4.16(c),
(ii) the Principal Funding Account, deposited in the Collection Account pursuant to subsection 4.17(b) and (iii) the Accumulation Period Reserve Account, deposited in the Collection Account pursuant to subsection 4.18(b).

                  "Investment Letter" shall have the meaning specified in subsection 11(a).

                  "Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge Collections prior to the Pay Out Commencement Date, Receivables in Defaulted Accounts at any time and Principal Collections during the Revolving Period, the Floating Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out Commencement Date and Principal Collections during the Amortization Period, the Fixed/Floating Percentage.

                  "Investor Securities" shall mean the Class A Securities, the Class B Securities, and the Excess Collateral.

                  "Investor Securityholder" shall mean the Holder of record of an Investor Security of Series 2000-2.

                  "LIBOR" shall mean, as of any LIBOR Determination Date, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.15 of the Agreement.

                  "LIBOR Determination Date" shall mean (i) July 25, 2000 with respect to the period from the Closing Date through August 19, 2000 (ii) August 17, 2000 with respect to the period from August 20, 2000 through September 19, 2000, and (iii) the second Business Day prior to the commencement of each Interest Accrual Period beginning with Interest Accrual Period commencing on September 20, 2000. For purposes of this definition, a "Business Day" is any day on which banks in London and New York are open for the transaction of international business.

                  "Minimum Retained Percentage" shall mean 2%.

                  "Minimum Transferor Percentage" shall mean 0%; provided, however, that in certain circumstances such percentage may be increased.

                  "Monthly Period" shall have the meaning specified in the Agreement, except that the first Monthly Period with respect to the Series 2000-2 Securities shall begin on and include the Closing Date and shall end on and include July 31, 2000.

                  "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

                  "Paired Series" shall have the meaning specified in Section 18 of this Series Supplement.

                  "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 2000-2 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

                  "Paying Agent" shall mean, for the Series 2000-2 Securities, initially The Bank of New York and, in certain limited circumstances, the Banque Generale du Luxembourg, S.A.

                  "Payment Reserve Account" shall have the meaning specified in subsection 4.16(a) of the Agreement.

                  "Permitted Assignee" shall mean any Person who, if it were the Excess Collateral Holder or holder of an interest in the Trust, as applicable, would not cause the Trust to be characterized as a publicly traded partnership taxable as a corporation for federal income tax purposes.

                  "Portfolio Adjusted Yield" shall mean, with respect to any Monthly Period, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Base Rate for such Monthly Period from the Portfolio Yield for such Monthly Period.

                  "Portfolio Yield" shall mean for the Series 2000-2 Securities, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 2000-2 Finance Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) plus the Principal Funding Account Investment Proceeds and amounts withdrawn from the Accumulation Period Reserve Account, if any, with respect to such Monthly Period calculated on a cash basis, minus the aggregate Series Default Amount for such Monthly Period and the Series 2000-2 Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount; provided, however, that Excess Finance Charge Collections applied for the benefit of the Series 2000-2 Securityholders may be added to the numerator if the Transferor shall have provided ten Business Days prior written notice of such action to each Rating Agency and the Transferor, the Servicer and the Trustee shall have received notification in writing that such action will not result in Standard & Poor's reducing or withdrawing its then existing rating of the Investor Securities of any outstanding Series or Class with respect to which it is a Rating Agency.

                  "Principal Funding Account" shall have the meaning set forth in subsection 4.17 of the Agreement.

                  "Principal Funding Account Balance" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

                  "Principal Funding Account Investment Proceeds" shall mean, with respect to each Interest Accrual Period, the investment earnings on funds on deposit in the Principal Funding Account (net of investment losses and expenses) for such Interest Accrual Period.

                  "Principal Shortfalls" shall mean on any Business Day (x) for Series 2000-2, (i) during the Accumulation Period, the amount, if any, by which the Controlled Deposit Amount for the Transfer Date immediately following the then current Monthly Period exceeds the total of the amounts described in clauses (v), (w), (x) and (y) of subsection 4.9(c)(i), and (ii) at all other times, the Invested Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day, or (y) for any other Series, the amounts specified as such in the Supplement for such other Series.

                  "Qualified Substitute Arrangement" shall mean an arrangement in addition to or in substitution for any prior interest rate cap arrangement satisfactory to the Rating Agencies.

                  "Rating Agencies" shall mean Standard & Poor's, Moody's and Fitch.

                  "Redirected Class B Principal Collections" shall have the meaning specified in subsection 4.14(b) of the Agreement.

                  "Redirected Excess Collateral Principal Collections" shall have the meaning specified in subsection 4.14(a) of the Agreement.

                  "Redirected Principal Collections" shall mean the sum of Redirected Class B Principal Collections and Redirect Excess Collateral Principal Collections.

                  "Reference Banks" shall mean four major banks in the London interbank market selected by the Servicer.

                  "Replacement Interest Rate Cap" shall mean one or more Interest Rate Caps, which in combination with all other Interest Rate Caps then in effect, after giving effect to any planned cancellations of any presently outstanding Interest Rate Caps satisfies the Transferor's covenant contained in
Section 3A of this Series Supplement to maintain Interest Rate Caps.

                  "Required Accumulation Factor Number" shall be equal to a fraction, rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Receivables, expressed as a decimal, for the 12 months preceding the date of such calculation.

                  "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

                  "Required Reserve Account Amount" shall mean, for any date on or after the Reserve Account Funding Date an amount equal to (a) 0.75% of the Class A Invested Amount or (b) any other amount designated by the Transferor; provided, that if such designation is of a lesser amount, the Transferor shall have (i) provided the Servicer and the Trustee with evidence that the Rating Agency Condition has been satisfied and (ii) delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-2.

                  "Reserve Account Funding Date" shall mean the earliest of (a) the first day of the third Monthly Period preceding the first full day of the Accumulation Period; (b) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 2.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 12 months prior to the first full day of the Accumulation Period; (c) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 6 months prior to the first full day of the Accumulation Period; or (d) the Determination Date occurring in the first Monthly Period for which the Portfolio Adjusted Yield is less than 3.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the first day of the Monthly Period which commences 4 months prior to the first full day of the Accumulation Period.

                  "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

                  "Scheduled Series 2000-2 Termination Date" shall mean the January 2007 Distribution Date.

                  "Series 2000-2" shall mean the Series of the Metris Master Trust represented by the Series 2000-2 Securities.

                  "Series 2000-2 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

                  "Series 2000-2 Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

                  "Series 2000-2 Securities" shall mean the Class A Securities, the Class B Securities and the Excess Collateral.

                  "Series 2000-2 Securityholder" shall mean the holder of record of any Series 2000-2 Security.

                  "Series 2000-2 Securityholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

                  "Series 2000-2 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 2000-2 Securities are paid in full, or (ii) the Scheduled Series 2000-2 Termination Date.

                  "Series Account Collateral" shall have the meaning specified in Section 20.

                  "Series Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Percentage applicable for such Business Day.

                  "Series Servicing Fee Percentage" shall mean 2.00% per annum.

                  "Servicing Fee" shall mean for any Monthly Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the Series Servicing Fee Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly Period.

                  "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 2000-2 Securities which, in accordance with subsections 4.9(b) and 4.9(c)(ii) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor securities of other Series which the applicable Series Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 2000-2 Securities.

                  "Stated Amount" shall mean, when used with respect to any date of determination, an amount equal to the product of (i) 102% times (ii) the sum of (a) the Class A Outstanding Principal Amount, (b) the Class B Outstanding Principal Amount and (c) the outstanding principal amount of the notes issued by the Metris Secured Note Trust 2000-2, which is $84,530,000 on the date hereof.

                  "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event and the occurrence of the Scheduled Series 2000-2 Termination Date.

                  "Transfer" shall have the meaning specified in Section 11 of this Series Supplement.

                  "Transfer and Administration Agreement" shall mean the agreement among the Transferor, Metris, as administrator, and the Excess Collateral Holder, dated as of July 27, 2000 as amended or modified from time to time, relating to the transfer of the Excess Collateral.

                  "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance Charge Collections for such Business Day, (b) the Transferor Percentage and (c) the Series 2000-2 Percentage.

                  "Transferor Retained Securities" shall mean investor securities of any Series which the Transferor is required to retain pursuant to the terms of any Supplement and with respect to Series 2000-2, the portion of the Excess Collateral represented by the Owner Certificate in the Metris Secured Note Trust 2000-2 for so long as the Owner Certificate is retained by the Transferor.

                  "Transferor Retained Finance Charge Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(v) of the Agreement, which amount shall be deposited in an account maintained with a Qualified Institution and shall be invested in Cash Equivalents maturing no later than the next succeeding Default Recognition Date.

                  "Weighted Average Invested Amount" shall mean with respect to any Monthly Period the weighted average Adjusted Invested Amount based on the Adjusted Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                  "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly Period.

                  Section 3.    [Reserved.]

                  SECTION 3A.   [Reserved.]

                  Section 4.    [Reserved.]

                  Section 5. Form of Delivery of the Class A Securities and the Class B Securities; Denominations. (a) The Class A Securities and the Class B Securities, have been delivered as Book-Entry Securities as provided in Sections
6.1 and 6.10 of the Agreement. The Class A Securities and the Class B Securities have been issued in minimum denominations of $1,000 and integral multiples thereof.

                  (b) The Depositary for the Class A Securities and the Class B Securities shall be DTC and the Class A Securities and the Class B Securities shall be initially registered in the name of Cede & Co., its nominee, and will initially be held by the Trustee as custodian for DTC.

                  Section 6. Article IV of Agreement. Sections 4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement.
Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 2000-2 Securities:

                                   ARTICLE IV

                          RIGHTS OF SECURITYHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                  SECTION 4.4. Rights of Securityholders. On and after the Defeasance Date, the Series 2000-2 Securities will no longer be entitled to the security interest of the Trustee in the Receivables and, except to the extent provided in this Article IV, the other Trust Property and the Investor Percentages applicable to the allocation to the Series 2000-2 Securityholders of Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts will be reduced to zero. The Class B Securities and the Excess Collateral shall be subordinated to the Class A Securities; and the Excess Collateral shall be subordinated to the Class B Securities, in each case to the extent provided in this Article IV. The Class B Securities will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. Except in connection with the payment of Excess Collateral Daily Principal pursuant to subsection 4.12(d) hereof, the Excess Collateral will not have the right to receive payments of principal until the Transfer Date immediately preceding the Distribution Date on which the Class B Invested Amount will be paid in full.

                  SECTION 4.5. Collections and Allocation; Payments on
                               Exchangeable Transferor Security

(a) Collections and Allocations. The Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Interest Funding Account, the Principal Account, the Principal Funding Account, the Accumulation Period Reserve Account and the Distribution Account, as described in this Article IV.

(b) [Reserved.]

                  SECTION 4.6. Determination of Interest for the Series
                               2000-2 Securities.

(a) The amount of monthly interest (the "Class A Monthly Interest") which shall accrue for the benefit of the Class A Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that, with respect to the first Interest Accrual Period commencing on or after a Pay Out Commencement Date arising solely as a result of the Pay Out Event set forth in subsection 8(g) of this Series Supplement and for each Interest Accrual Period thereafter through and including the Interest Accrual Period ending on July 20, 2003, the figure used in clause (iii) of the above calculation shall be the Class A Outstanding Principal Amount as of the close of business on the day immediately preceding such Pay Out Commencement Date.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Monthly Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class A Securityholders in respect of interest on such Distribution Date. If there is a Class A Interest Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A Securities on each Distribution Date following such Distribution Date on which there was a Class A Interest Shortfall, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class A Securityholders, equal to the product of
(i) the Class A Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class A Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Securityholders only to the extent permitted by applicable law.

(b) The amount of monthly interest (the "Class B Monthly Interest") which shall accrue for the benefit of the Class B Securities with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Class B Interest Rate in effect with respect to the related Interest Accrual Period,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that, with respect to the first Interest Accrual Period commencing on or after a Pay Out Commencement Date arising solely as a result of the Pay Out Event set forth in subsection 8(g) of this Series Supplement and for each Interest Accrual Period thereafter through and including the Interest Accrual Period ending on August 19, 2003, the figure used in clause (iii) of the above calculation shall be the Class B Outstanding Principal Amount as of the close of business on the day immediately preceding such Pay Out Commencement Date.

                  On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution Date over (y) the amount available to be paid to the Class B Securityholders in respect of interest on such Distribution Date. If there is a Class B Interest Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B Securities on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class B Securityholders, equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) such Class B Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Securityholders only to the extent permitted by applicable law.

(c) The amount of monthly interest (the "Excess Collateral Minimum Monthly Interest") which shall accrue for the benefit of the Excess Collateral with respect to any Interest Accrual Period shall be an amount equal to the product of (i) the Excess Collateral Minimum Rate in effect with respect to such Interest Accrual Period, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) (a) for the Interest Accrual Period ending in the May 2003 Monthly Period, the Excess Collateral Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period and (b) for each subsequent Interest Accrual Period, the Excess Collateral Outstanding Principal Amount as of the close of business on the day immediately preceding the Defeasance Date; provided, however, that, with respect to the first Interest Accrual Period commencing on or after a Pay Out Commencement Date arising solely as a result of the Pay Out Event set forth in subsection 8(g) of this Series Supplement and for each Interest Accrual Period thereafter through and including the Interest Accrual Period ending on August 19, 2003, the figure used in clause
(iii) of the above calculation shall be the Excess Collateral Outstanding Principal Amount as of the close of business on the day immediately preceding such Pay Out Commencement Date.

                  SECTION 4.7. Determination of Principal Amounts. (a) The amount of principal (the "Class A Principal") distributable from the Distribution Account with respect to the Class A Securities for each Distribution Date shall equal (x) with respect to each of the May 2003 and June 2003 Distribution Dates, zero, and (y) with respect to the July 2003 Distribution Date, the Class A Outstanding Principal Amount; provided, however, that, on and after the Pay Out Commencement Date, Class A Principal distributable from the Distribution Account with respect to the Class A Securities for each Distribution Date shall equal the Class A Outstanding Principal Amount.

(b) The amount of principal (the "Class B Principal") distributable from the Distribution Account with respect to the Class B Securities for each Distribution Date, beginning with the Distribution Date following the Distribution Date on which the Class A Outstanding Principal Amount is paid in full, shall equal the Class B Outstanding Principal Amount; provided, however, that, on and after the Pay Out Commencement Date, Class B Principal distributable from the Distribution Account with respect to the Class B Securities for each Distribution Date, beginning with the Distribution Date on which the Class A Outstanding Principal Amount is paid in full, shall equal the Class B Outstanding Principal Amount.

(c) The amount of principal (the "Excess Collateral Monthly Principal") distributable from the Distribution Account with respect to the Excess Collateral for each Transfer Date, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B Outstanding Principal Amount will be paid in full, shall equal the Excess Collateral Outstanding Principal Amount; provided, however, that, on and after the Pay Out Commencement Date, Excess Collateral Monthly Principal distributable from the Distribution Account with respect to the Excess Collateral for each Transfer Date, beginning with the Transfer Date immediately preceding the Distribution Date on which the Class B Outstanding Principal Amount will be paid in full, shall equal the Excess Collateral Outstanding Principal Amount; provided further, however, that on any Business Day on and after the Defeasance Date, the Transferor may designate that an amount equal to the excess of the amount on deposit in the Principal Funding Account on such day over the Stated Amount on such day, after taking into account all principal payments on such day (such designated amount, the "Excess Collateral Daily Principal"), shall be withdrawn from the Principal Funding Account and distributed on such Business Day in accordance with subsection 4.12(d) of the Agreement.

                  SECTION 4.8.          [Reserved.]

                  SECTION 4.9.          [Reserved.]

                  SECTION 4.10.         [Reserved.]

                  SECTION 4.11. Payment of Interest on Class A Securities and Class B Securities. On the May 2003 Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Class A Securities and the Class B Securities and deposit such amount in the Distribution Account. On the May 2003 Distribution Date, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to (x) the Class A Securityholders from the Distribution Account such amount deposited into the Distribution Account on the May 2003 Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of
Article IV of the Agreement under Section 6 of the Original Series Supplement and (y) the Class B Securityholders from the Distribution Account the amount deposited into the Distribution Account on the May 2003 Transfer Date allocable thereto pursuant to subsection 4.9(a)(ii) of Article IV of the Agreement under
Section 6 of the Original Series Supplement.

                  SECTION 4.12. Payment of Security Principal. (a) (i) On the Transfer Date preceding the July 2003 Distribution Date or (ii) in the event there shall have occurred a Pay Out Commencement Date, on the Transfer Date preceding each Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Funding Account and deposit into the Distribution Account, to the extent of funds available, an amount equal to the Class A Principal for such Distribution Date. On the July 2003 Distribution Date or, in the event there shall have occurred a Pay Out Commencement Date, on each Distribution Date thereafter until the Class A Outstanding Principal Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class A Securityholders from the Distribution Account such amounts deposited with respect to Class A Principal into the Distribution Account on the related Transfer Date.

                  (b) (i) On the Transfer Date preceding the August 2003 Distribution Date or (ii) in the event there shall have occurred a Pay Out Commencement Date, on each Transfer Date, commencing with the Transfer Date immediately preceding the Distribution Date on which the Class A Outstanding Principal Amount will be paid in full, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Funding Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the
 Class B Principal for the related Distribution Date. On the August 2003 Distribution Date or, in the event there shall have occurred a Pay Out Commencement Date, on each Distribution Date, commencing with the Distribution Date on which the Class A Outstanding Principal Amount has been paid in full, until the Class B Outstanding Principal Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Securityholders from the Distribution Account such amounts deposited with respect to Class B Principal into the Distribution Account on the related Transfer Date.

                  (c) On the Transfer Date immediately preceding the Distribution Date on which the Class B Outstanding Principal Amount will be paid in full, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Funding Account and distribute to the Excess Collateral Holder, to the extent of funds available, an amount equal to the Excess Collateral Monthly Principal for such Transfer Date.

                  (d) On each Business Day on or after the Defeasance Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such Business Day, shall make payments of principal to the Excess Collateral Holder of Excess Collateral Daily Principal, if any, designated by the Transferor pursuant to subsection 4.7(c) of the Agreement. Notwithstanding the foregoing, if so designated in writing by the Transferor, any such payment of Excess Collateral Daily Principal on the Defeasance Date shall not be made to the Excess Collateral Holder and shall instead be made to the Transferor but such amount shall nonetheless be subtracted from each of the Excess Collateral Amount and the Excess Collateral Outstanding Principal Amount.

                  (e) Any amounts remaining in the Principal Funding Account and allocable to the Series 2000-2 Securities, after the Excess Collateral Outstanding Principal Amount has been paid in full, will be withdrawn from the Principal Funding Account and distributed to the Excess Collateral Holder.

                  SECTION 4.13. Servicing Compensation. As additional compensation for the performance of the Servicer's obligations under this Series Supplement, the Servicer shall be entitled to $500 per month which shall be payable on each Distribution Date by the Transferor.

                  SECTION 4.14.         [Reserved.]

                  SECTION 4.15. Determination of LIBOR. (a) "LIBOR" shall mean, as of any LIBOR Determination Date, the offered rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such LIBOR Determination Date will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of the relevant Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such LIBOR Determination Date will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

                  (b) On each LIBOR Determination Date, the Trustee shall send to the Servicer and the Transferor by facsimile notification of LIBOR for such LIBOR Determination Date.

                  SECTION 4.16.         [Reserved.]

                  SECTION 4.17. Principal Funding Account. (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Principal Funding Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-2 Securityholders. If, at any time, the institution holding the Principal Funding Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account. From the date such new Principal Funding Account is established, it shall be the "Principal Funding Account." The Trustee, at the written direction of the Servicer, shall make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Series Supplement.

                  (b) On the Defeasance Date, the Transferor shall deposit or cause to be deposited in the Principal Funding Account an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of (I) the Class A Outstanding Principal Amount, (II) the Class B Outstanding Principal Amount and (III) the Excess Collateral Outstanding Principal Amount (determined on a net basis, after taking into account any Excess Collateral Daily Principal payable to the Transferor on the Defeasance Date pursuant to subsection 4.12(d) of the Agreement). Funds on deposit in the Principal Funding Account shall be invested by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date, commencing with the June 2003 Transfer Date. On the June 2003 Transfer Date and on each Transfer Date thereafter, the Trustee, at the Servicer's written direction, shall transfer from the Principal Funding Account to the Accumulation Period Reserve Account the Principal Funding Account Investment Proceeds on deposit in the Principal Funding Account. Principal Funding Account Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Series Supplement.

                  SECTION 4.18. Accumulation Period Reserve Account. (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Securityholders, the "Accumulation Period Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2000-2 Securityholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accumulation Period Reserve Account and in all proceeds thereof. The Accumulation Period Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 2000-2 Securityholders. If, at any time, the institution holding the Accumulation Period Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10 Business Days establish a new Accumulation Period Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Accumulation Period Reserve Account. From the date such new Accumulation Period Reserve Account is established, it shall be the "Accumulation Period Reserve Account." The Trustee, at the written direction of the Servicer, shall
(i) make withdrawals from the Accumulation Period Reserve Account from time to time, in the amounts and for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the June 2003 Transfer Date) prior to termination of the Accumulation Period Reserve Account make a deposit into the Accumulation Period Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.17(b) of the Agreement.

                  (b) On the Defeasance Date, the Transferor shall deposit or cause to be deposited in the Accumulation Period Reserve Account $1,053,868.00. Funds on deposit in the Accumulation Period Reserve Account shall be invested \ by the Trustee at the direction of the Servicer in Cash Equivalents maturing no later than the following Transfer Date, commencing with the June 2003 Transfer Date. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the Accumulation Period Reserve Account.

                  (c) On the June 2003 Transfer Date and on each Transfer Date thereafter, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee acting in accordance with such instructions shall withdraw from the Accumulation Period Reserve Account, to the extent of funds available, the amounts required to be withdrawn from the Accumulation Period Reserve Account pursuant to subsections 4.18(c)(i) through 4.18(c)(iii) of the Agreement.

                           (i) Class A Monthly Interest. On the June 2003 Transfer Date and on each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer shall withdraw from the Accumulation Period Reserve Account and deposit in the Distribution Account for distribution on the following Distribution Date to the Class A Securityholders, to the extent of funds available, an amount equal to the Class A Monthly Interest for the related Interest Accrual Period.

                           (ii) Class B Monthly Interest. On the June 2003 Transfer Date and on each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer shall withdraw from the Accumulation Period Reserve Account and deposit in the Distribution Account for distribution on the following Distribution Date to the Class B Securityholders, to the extent of funds available after giving effect to the withdrawal pursuant to subsection 4.18(c)(i) of the Agreement, an amount equal to the Class B Monthly Interest for the related Interest Accrual Period.

                           (iii) Excess Collateral Minimum Monthly Interest. On the June 2003 Transfer Date and on each Transfer Date thereafter, the Trustee, acting in accordance with instructions from the Servicer shall withdraw from the Accumulation Period Reserve Account and distribute to the Excess Collateral Holder, to the extent of funds available after giving effect to the withdrawal pursuant to subsections 4.18(c)(i) and
         (ii) of the Agreement, an amount equal to the Excess Collateral Minimum Monthly Interest for the related Interest Accrual Period.

                  (d) On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (x) the Class A Securityholders from the Distribution Account the amount deposited in the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.18(c)(i) and (y) the Class B Securityholders from the Distribution Account the amount deposited in the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.18(c)
(ii).

                  (e) The Accumulation Period Reserve Account shall be terminated following the earlier to occur of (a) the termination of the Trust pursuant to the Agreement and (b) the date on which each of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount is paid in full. Upon the termination of the Accumulation Period Reserve Account, all amounts on deposit therein (after giving effect to any withdrawal from the Accumulation Period Reserve Account on such date as described above) shall be paid to the Excess Collateral Holder.

                  SECTION 4.19.         [Reserved.]

                  SECTION 4.20. Defeasance. On the date that the following conditions shall have been satisfied: (i) the Transferor shall have deposited or caused to be deposited (x) in the Principal Funding Account, an amount such that the amount on deposit in the Principal Funding Account following such deposit is equal to the sum of (I) the Class A Outstanding Principal Amount, (II) the Class B Outstanding Principal Amount and (III) the Excess Collateral Outstanding Principal Amount (determined on a net basis, after taking into account any Excess Collateral Daily Principal payable to the Transferor on the Defeasance Date pursuant to subsection 4.12(d) of the Agreement), and (y) in the Accumulation Period Reserve Account, an amount such that the amount on deposit in the Accumulation Period Reserve Account following such deposit is sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest payments on all outstanding Series 2000-2 Securities on the dates scheduled for such payments in the Agreement;
(ii) the Transferor shall have delivered to the Trustee (a) an Opinion of Counsel to the effect that such deposit will not result in the Trust being required to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (b) an Opinion of Counsel to the effect that following such deposit none of the Trust, the Accumulation Period Reserve Account or the Principal Funding Account will be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) a certificate of an officer of the Transferor stating that the Transferor reasonably believes that such deposit will not cause a Pay Out Event or any event that, with the giving of notice or the lapse of time, or both, would constitute a Pay Out Event, to occur; and (iii) a Ratings Event will not occur, the Series 2000-2 Securities will no longer be entitled to the security interest of the Trustee in the Receivables and, except those set forth in clause (i) above, other Trust Property and the percentages applicable to the allocation to the Series 2000-2 Securityholders of Principal Collections, Finance Charge Collections and Receivables in Defaulted Accounts will be reduced to zero.

                  Section 7. Article V of the Agreement. Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 2000-2 Securities:

                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                                 SECURITYHOLDERS

                  SECTION 5.1. Distributions. (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Securityholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Securityholder's pro rata share (based on the aggregate Undivided Interests represented by each Class A Security held by such Securityholder) of amounts on deposit in the Distribution Account as are payable to each Class A Securityholder pursuant to Sections 4.11, 4.12 and 4.18 of the Agreement by check mailed to each Class A Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class A Securityholders holding Class A Securities evidencing not less than 80% of the Class A Invested Amount, by wire transfer, at the expense of such Class A Securityholder, to an account or accounts designated by such Class A Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class A Securities will be made only upon presentation and surrender of the Class A Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3 of the Agreement.

                  (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)
of the Agreement) to each Class B Securityholder of record other than the Transferor on the preceding Record Date (other than as provided in subsection
2.4(e) of the Agreement or in Section  12.3  of  the   Agreement   respecting
a  final   distribution)   such Securityholder's  pro rata share  (based on the
aggregate  Undivided  Interests represented  by Class B Securities  held by such
Securityholder)  of amounts on deposit  in  the   Distribution   Account  as
are   payable  to  each  Class  B Securityholder  pursuant to Sections  4.11,
4.12 and 4.18 of the Agreement by check mailed to each Class B Securityholder at such Securityholder's address as it appears on the Security Register or, in the case of Class B Securityholders holding Class B Securities evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Securityholder, to an account or accounts designated by such Class B Securityholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class B Securities will be made only upon presentation and surrender of the Class B Securities at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to
Section 12.3 of the Agreement.

                  SECTION 5.2. Securityholders' Statement. (a) On the twentieth day of each calendar month (or if such day is not a Business Day the next succeeding Business Day), the Paying Agent shall forward to each Securityholder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Security and, in the case of (ix) and
(x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Security):

               (i) the total amount distributed;

               (ii) the amount of such distribution allocable to Class A Principal, Class B Principal and Excess Collateral Monthly Principal;

               (iii) the amount of such distribution allocable to Class A Monthly Interest and Carryover Class A Monthly Interest Class B Monthly Interest and Carryover Class B Monthly Interest and Excess Collateral Minimum Monthly Interest and Carryover Excess Collateral Minimum Interest; (iv) the amount of Principal Collections received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities and the Excess Collateral, respectively;

               (v) the amount of Finance Charge Collections processed during the preceding Monthly Period and allocated in respect of the Class A Securities, the Class B Securities and the Excess Collateral, respectively, and the amount of Principal Funding Account Investment Proceeds and investment earnings on amounts on deposit in the Accumulation Period Reserve Account;

               (vi) the aggregate amount of Principal Receivables, the Invested Amount, the Class A Invested Amount, the Class B Invested Amount, the Excess Collateral Amount, the Floating Percentage and, during the Amortization Period, the Fixed/Floating Percentage, as of the end of the day on the last day of the related Monthly Period;

               (vii) the aggregate outstanding balance of Receivables which are current, 30-59, 60-89, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

               (viii) the aggregate Series Default Amount for the preceding Monthly Period;

               (ix) the aggregate amount of Class A Charge-Offs, Class B Charge-Offs and Excess Collateral Charge-Offs for the preceding Monthly Period;

               (x) the amount of the Servicing Fee for the preceding Monthly Period;

               (xi) the amount of unreimbursed Redirected Class B Principal Collections and Redirected Excess Collateral Principal Collections for the related Monthly Period;

               (xii) the aggregate amount of funds in the Excess Funding Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

               (xiii) the number of new Accounts the Receivables in which have been added to the Trust during the related Monthly Period;

               (xiv) the Portfolio Yield for the related Monthly Period;

               (xv) the Base Rate for the related Monthly Period;

               (xvi) the Principal Funding Account Balance on the related Transfer Date;

               (xvii) the Accumulation Shortfall;

               (xviii)  the  scheduled   date  for  the   commencement   of  the
          Accumulation Period and the Accumulation Period Length;

               (xix) the amount of Principal Funding Account Investment Proceeds deposited in the Collection Account on the related Transfer Date, the Required Reserve Account Amount and the Available Reserve Account Amount as of the related Transfer Date, and the Covered Amount for the related Interest Accrual Period; and

               (xx) the Aggregate Interest Rate Caps Notional Amount and the amount deposited in the Cap Proceeds Account during the related Monthly Period;

provided, however, that, beginning with the June 2003 calendar month, the statements referred to in this subsection 5.2(a) shall be required to set forth only the information specified in clauses (i), (ii), (iii), (x) and (xix).

                  (c) Annual Securityholders' Tax Statement. On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 2000-2 Securityholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 2000-2 Securityholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-2 Securityholder, together with, on or before January 31 of each year, beginning in 2001, such other customary information (consistent with the treatment of the Series 2000-2 Securities as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 2000-2 Securityholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

               Section 8. Series 2000-2 Pay Out Events. If any one of the following events shall occur with respect to the Series 2000-2 Securities:

     (a) failure on the part of the Transferor (i) to make any payment or deposit required to be made by the Transferor by the terms of the Agreement or this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or
(iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 2000-2 Securityholders and which continues unremedied for a period of sixty days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2000-2 Securities evidencing Undivided Interests aggregating not less than 50 percent of the Invested Amount and continues to affect materially and adversely the interests of the Series 2000-2 Securityholders for such period;

     (b) any representation or warranty made by the Transferor in the Agreement or this Series Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 2000-2 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2000-2, and (ii) as a result of which the interests of the Series 2000-2 Securityholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2000-2 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

     (c) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the average Base Rates for such three consecutive Monthly Periods;

     (d) (i) the Transferor Interest shall be less than the Minimum Transferor Interest, (ii) the Series 2000-2 Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount and the Excess Collateral Outstanding Principal Amount, (iii) the total amount of Principal Receivables and the amounts on deposit in the Excess Funding Account, the Principal Account and the Principal Funding Account shall be less than the Minimum Aggregate Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date;

     (e) any Servicer Default shall occur which would have a material adverse effect on the Series 2000-2 Securityholders;

     (f) failure of any Cap Provider to make any payment under an Interest Rate Cap within 30 days of the date such payment was due; or

     (g) failure on the part of the Transferor to make or cause to be made a deposit in the Accumulation Period Reserve Account in an amount sufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all remaining scheduled interest payments on all outstanding Series 2000-2 Securities on the dates scheduled for such payments in the Agreement within five Business Days after the amount theretofore on deposit in the Accumulation Period Reserve Account shall have been determined by the Transferor to be, or shall otherwise prove to have been, insufficient to pay and discharge (without relying on income or gain from reinvestment of such amount) all such remaining scheduled interest payments;


then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 2000-2 Securities evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 2000-2, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 2000-2 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d),
(f) or (g), a Series 2000-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 2000-2 Securityholders immediately upon the occurrence of such event.

               Section 9. Series 2000-2 Termination. The right of the Series 2000-2 Securityholders to receive payments from the Trust will terminate on the first Business Day following the Series 2000-2 Termination Date unless such Series is an Affected Series as specified in Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 2000-2 Securityholders shall remain entitled to receive proceeds of such salewhen such sale occurs.

               Section 10. Legends; Transfer and Exchange; Restrictions on Transfer of Class A Securities and Class B Securities. (a) Each Class A Security and Class B Security that is a Global Security deposited with DTC, or a custodian on behalf of DTC, shall bear the following legend, substantially in the following form:

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     (b) Each Class B Security will bear an additional legend substantially in the following form:

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
         SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE,
         (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE
         (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).

               Section 11.   Transfers of the Excess Collateral.


     (a) Unless otherwise consented to by the Transferor, no portion of the Excess Collateral or any interest therein may be sold, conveyed, assigned, hypothecated, pledged, participated, exchanged or otherwise transferred (each, a "Transfer") except in accordance with this Section 11 and only to a Permitted Assignee. Any attempted or purported transfer, assignment, exchange, conveyance, pledge, hypothecation or grant other than to a Permitted Assignee shall be void. Unless otherwise consented to by the Transferor, no portion of the Excess Collateral or any interest therein may be Transferred to any Person (each such Person acquiring the Excess Collateral or any interest therein, an "Assignee") unless such Assignee shall have executed and delivered to the Transferor on or before the effective date of any Transfer a letter substantially in the form attached hereto as Exhibit C (an "Investment Letter"), executed by such Assignee, with respect to the related Transfer to such Assignee of all or a portion of the Excess Collateral.

     (b) Each Assignee will certify that the Excess Collateral or the interest therein purchased by such Assignee will be acquired for investment only and not with a view to any public distribution thereof, and that such Assignee will not offer to sell or otherwise dispose of the Excess Collateral or any interest therein so acquired by it in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. Each Assignee will acknowledge and agree that (i) it has no right to require the Transferor to register under the Securities Act or any other securities law the Excess Collateral or the interest therein to be acquired by the Assignee and
(ii) the sale of the Excess Collateral is not being made by means of the Prospectus. Each Assignee will agree with the Transferor that: (a) such Assignee will deliver to the Transferor on or before the effective date of any Transfer a letter in the form annexed hereto as Exhibit C (an "Investment Letter"), executed by such Assignee with respect to the purchase by such Assignee of all or a portion of the Excess Collateral and (b) all of the statements made by such Assignee in its Investment Letter shall be true and correct as of the date made.

     (c) No portion of the Excess Collateral or any interest therein may be Transferred to, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

     (d) This Section 11 shall not apply to the transfer and pledge of the Excess Collateral on the Closing Date by the Transferor pursuant to the Transfer and Administration Agreement or by the Metris Secured Note Trust 2000-2 to the Indenture Trustee (as defined in the Transfer and Administration Agreement) pursuant to the Indenture (as defined in the Transfer and Administration Agreement).

     (e) The Excess Collateral shall be delivered in uncertificated form.

               Section 12. Ratification of Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 2000-2 Securityholders.

               SECTION 13.  [Reserved.]

               Section 14. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

               Section 15. GOVERNING LAW. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. The undersigned hereby declare that it is their intention that this Series Supplement shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees (a) that this Series Supplement involves at least $100,000.00, and
(b) that this Series Supplement has been entered into by the parties hereto in express reliance upon 6 Del. C. ss. 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b) (1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b) (1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of Delaware, each such party that has not as of the date hereof already duly appointed such an agent does hereby appoint RL&F Service Corp., One Rodney Square, Tenth Floor, Wilmington, New Castle County, Delaware 19801, as such agent.

               Section 16. Instructions in Writing. All instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily Report or Settlement Statement.

               Section 17. Amendment for FASIT Purposes. Each Series 2000-2 Securityholder, by acquiring an interest in a Series 2000-2 Security, is deemed to consent to any amendment to the Agreement or this Series Supplement necessary for the Transferor to elect for the Trust or any portion thereof to be treated as a financial asset securitization investment trust ("FASIT") within the meaning of Section 860L of the Internal Revenue Code (or any successor provision thereto), provided, that such election may not be made unless the Transferor delivers an opinion to the Trustee and the Servicer to the effect that such election will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor Securities or the taxability of the Trust under Federal or Applicable Tax State income tax laws.

               Section 18. Paired Series. Subject to obtaining confirmation by each Rating Agency of the then existing ratings of each class of Securities which is then rated, and prior to the commencement of the Early Amortization Period, the Series 2000-2 Securities may be paired with one or more other Series (each a "Paired Series"). Each Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Securityholders. As principal is deposited in the Principal Account or the Principal Funding Account or is paid with respect to the Series 2000-2 Securities, either (i) in the case of a pre-funded Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Series 2000-2 Securities, assuming that there have been no unreimbursed charge-offs with respect to any related Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested Amount paid to the Securityholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection 6.9(b) of the Agreement.

               Section 19. Third Party Beneficiaries. The Agreement as supplemented by this Series Supplement shall inure to the benefit of and be binding upon the parties hereto, the Securityholders and their respective successors and permitted assigns.

               Section 20. Additional Representations and Warranties of the Transferor. The Transferor hereby makes the following representations and warranties. Such representations and warranties shall survive until the termination of this Series Supplement. Such representations and warranties speak as of the date that the Collateral (as defined below) is transferred to the Trustee but shall not be waived by any of the parties to this Series Supplement unless each Rating Agency shall have notified the Transferor, the Servicer and the Trustee in writing that such waiver will not result in a reduction or withdrawal of the rating of any outstanding Series or Class to which it is a Rating Agency.

          (i) The Agreement creates a valid and continuing security interest (as defined in the Delaware UCC) in favor of the Trustee in (i) the Distribution Account and all monies on deposit therein (collectively, the "Deposit Account Collateral") and (ii) the Series Accounts (other than the Distribution Account) and all monies and investments deposited therein or credited thereto (the "Series Account Collateral"), each as described in
     Section 2.1 of the Agreement and maintained for the benefit of the Series 2000-2 Securityholders, which security interest is prior to all other Liens, except for Permitted Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

          (ii) (A) The Distribution Account constitutes a "deposit account" within the meaning of the applicable UCC.

          (B) At the time of each transfer and assignment of Deposit Account Collateral to the Trustee pursuant to the Agreement, the Transferor owned and had good and marketable title to such Deposit Account Collateral free and clear of any Lien, claim or encumbrance of any Person, except for Permitted Liens.

          (C) The Transferor has taken all steps necessary to cause the Trustee to become the account holder of the Distribution Account.

          (D) Other than the transfer and the security interest granted to the Trustee pursuant to the Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Deposit Account Collateral. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

          (E) The Deposit Account Collateral is not in the name of any person other than the Trustee. The Transferor has not consented to the bank maintaining the Deposit Account Collateral complying with instruction of any person other than the Trustee.

          (iii) (A) The Series Accounts (other than the Distribution Account) constitute "securities accounts" within the meaning of the applicable UCC and the Trustee's rights and property interest with respect to the monies and investments deposited therein or credited thereto constitute "security entitlements" within the meaning of the applicable UCC.

          (B) All of the Cash Equivalents have been and will have been credited to one of the Series Accounts (other than the Distribution Account). The securities intermediary has agreed to treat all assets credited to the Series Accounts (other than the Distribution Account) as "financial assets" within the meaning of the applicable UCC.

          (C) At the time of each transfer and assignment of Series Account Collateral to the Trustee pursuant to the Agreement, the Transferor owned and had good and marketable title to such Series Account Collateral free and clear of any Lien, claim or encumbrance of any Person, except for Permitted Liens.

          (D) The Transferor has received all consents and approvals required by the terms of the Series Account Collateral to the transfer to the Trustee of its interest and rights in the Series Account Collateral under the Agreement.

          (E) The Transferor has taken all steps  necessary to cause the Trustee
     to  become  the  registered   entitlement  holder  of  any  Series  Account
     Collateral consisting of security entitlements.

          (F) Other than the transfer and the security interest granted to the Trustee pursuant to the Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Series Account Collateral. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Series Account Collateral other than any financing statement relating to the security interest granted to the Trustee under the Agreement or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

          (G) The Series Accounts are not in the name of any person other than the Trustee. Each Series Account is maintained by the securities intermediary. The Transferor has not consented to the securities intermediary of any Series Account complying with entitlement orders of any person other than the Trustee.





               IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amended and Restated Series 2000-2 Supplement to be duly executed by their respective officers as of the day and year first above written.
               METRIS RECEIVABLES, INC.
                    Transferor



               By:    /s/ Scott R. Fjellman
                      ----------------------------------------------
                      Name:      Scott R. Fjellman
                      Title:     Senior Vice President and Treasurer

               DIRECT MERCHANTS CREDIT CARD BANK,
               NATIONAL ASSOCIATION
               Servicer



               By:    /s/ Scott R. Fjellman
                      ----------------------------------------------
                      Name:      Scott R. Fjellman
                      Title:     Senior Vice President, Treasurer and Cashier

               U.S. BANK NATIONAL ASSOCIATION
                    Trustee



               By:    /s/ Shannon M. Rantz
                      ----------------------------------------------
                      Name:      Shannon > Rantz
                      Title:     Assistant Vice President




                                                                Exhibit A-1

                        FORM OF CLASS A INVESTOR SECURITY

                  UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

No.                                                                  $
                                                                     CUSIP NO.


                               METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                        SECURITY, SERIES 2000-2, CLASS A

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 2000-2 Supplement, dated as of July 27, 2000 (the "Series 2000-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2000-2 Supplement, is herein referred to as the "Agreement"). The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Security is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Securities, Series 2000-2, Class A" (the "Class A Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

                  The Transferor has structured the Agreement, the Class A Securities, the Metris Master Trust Floating Rate Asset Backed Securities, Series 2000-2, Class B (the "Class B Securities" and collectively with the Class A Securities, the "Offered Securities") with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Security (a "Class A Securityholder") or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class A Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class A Securityholders until the earlier of the Class A Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs. No principal will be payable to the Class B Securityholders until all principal payments have been made to the Class A Securityholders.

                  Interest on the Class A Securities will be payable on September 20, 2000 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class A Interest Rate in effect with respect to the related Interest Accrual Period,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

                  Interest payments on the Class A Securities on each Distribution Date will be funded from Available Series 2000-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2000-2 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  "Class A Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class A Securityholders through and including such Business Day, minus (c) the aggregate amount of Class A Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount reimbursed with respect to reductions of the Class A Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(vii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.14(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the
Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c).

                  Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Securities, which may be less than the unpaid balance of the Class A Securities pursuant to the terms of the Agreement. All principal on the Class A Securities is due and payable no later than the January 2007 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 2000-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 2000-2 Termination Date and (ii) the day after the Distribution Date on which the Series 2000-2 Securities are paid in full (the "Series 2000-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Securities. In the event that the Class A Invested Amount is greater than zero on the Series 2000-2 Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and then to the Excess Collateral Holder pro rata in final payment of the Excess Collateral.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.







                  IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

                                    METRIS RECEIVABLES, INC.



                                    By:

                                         Name:
                                         Title:
Dated:       ,






                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Class A Securities referred to in the within-mentioned Pooling and Servicing Agreement.
                                   THE BANK OF NEW YORK (DELAWARE)



                                   By:

                                          Name:
                                          Title:






                                                                Exhibit A-2

                        FORM OF CLASS B INVESTOR SECURITY

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.

                  EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF METRIS RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") THAT IS SUBJECT TO
SECTION 4975 OF THE CODE, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS (AS DEFINED IN 29 C.F.R. SECTION 2510.3-101 OR OTHERWISE UNDER ERISA) BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR (V) A PERSON INVESTING PLAN ASSETS OF ANY SUCH PLAN (INCLUDING WITHOUT LIMITATION, FOR PURPOSES OF CLAUSE (IV) AND THIS CLAUSE (V), AS APPLICABLE, AN INSURANCE COMPANY GENERAL ACCOUNT, BUT EXCLUDING ANY ENTITY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED).






No.                                                                $
                                                                   CUSIP NO.


                               METRIS MASTER TRUST
                           FLOATING RATE ASSET BACKED
                        SECURITY, SERIES 2000-2, CLASS B

                  Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Metris Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

                  (Not an interest in or a recourse obligation of Metris Receivables, Inc., Direct Merchants Credit Card Bank, National Association or any affiliate of either of them.)

                  This certifies that (the "Securityholder") is the registered owner of a fractional undivided interest in the Metris Master Trust (the "Trust") issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of July 30, 1998 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National Association, as Servicer (the "Servicer"), and The Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 2000-2 Supplement, dated as of July 27, 2000 (the "Series 2000-2 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 2000-2 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

                  This Security does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Securities is one of a series of Securities entitled "Metris Master Trust Floating Rate Asset Backed Securities, Series 2000-2, Class B" (the "Class B Securities"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Securityholder by virtue of the acceptance hereof assents and by which the Securityholder is bound.

                  The Transferor has structured the Agreement, the Class B Securities, the Metris Master Trust Floating Rate Asset Backed Securities, Series 2000-2, Class A (the "Class A Securities" and collectively with the Class B Securities, the "Offered Securities") with the intention that the Offered Securities will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Security (a "Class B Securityholder") or any interest therein by acceptance of its Securities or any interest therein, agrees to treat the Class B Securities for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

                  No principal will be payable to the Class B Securityholders until the earlier of the Class B Expected Final Payment Date and, upon the occurrence of a Pay Out Event, the Distribution Date following the Monthly Period in which the Pay Out Event occurs but in no event earlier than the Distribution Date either on or following the Distribution Date on which Class A Invested Amount has been paid in full. No principal will be payable to the Class B Securityholders until all principal payments have first been made to the Class A Securityholders.

Interest on the Class B Securities will be payable on September 20, 2000 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), in an amount equal to the product of (i) the Class B Interest Rate, (ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class B Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period.

Interest payments on the Class B Securities on each Distribution Date will be funded from Available Series 2000-2 Finance Charge Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Series 2000-2 Securities and deposited on each business day during such Monthly Period in the Interest Funding Account.

                  "Class B Invested Amount" shall mean, when used with respect to any Business Day, the greater of (x) zero and (y) an amount equal to (a) the Class B Initial Invested Amount, minus (b) the aggregate amount of principal payments made to Class B Securityholders through and including such Business Day, minus (c) the aggregate amount of Class B Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Redirected Class B Principal Collections for which the Excess Collateral Amount has not been reduced for all prior Distribution Dates plus (e) the sum of the aggregate amount reimbursed with respect to reductions of the Class B Invested Amount through and including such Business Day pursuant to subsection 4.9(a)(viii) of the Agreement plus, with respect to such subsection, amounts applied thereto pursuant to subsections 4.10(a) and (b), 4.17(b) and 4.18(b), (c) and (d) of the Agreement, for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c) and (d).

                  Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Securities, which may be less than the unpaid balance of the Class B Securities pursuant to the terms of the Agreement. All principal on the Class B Securities is due and payable no later than the January 2007 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the "Scheduled Series 2000-2 Termination Date"). After the earlier to occur of (i) the Scheduled Series 2000-2 Termination Date or (ii) the day after the Distribution Date on which the Series 2000-2 Securities are paid in full (the "Series 2000-2 Termination Date") neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Securities. In the event that the Class B Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested Amount and the Excess Collateral Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Investor Securities), and shall pay the proceeds to the Class A Securityholders pro rata in final payment of the Class A Securities, then to the Class B Securityholders pro rata in final payment of the Class B Securities and then to the Excess Collateral Holder pro rata in final payment of the Excess Collateral.

                  Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Security shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

                  This Security shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to its conflict of law provisions.






                  IN WITNESS WHEREOF, the Transferor has caused this Security to be duly executed.

                                    METRIS RECEIVABLES, INC.




                                    By:

                                         Name:
                                         Title:
Dated:         ,






                          CERTIFICATE OF AUTHENTICATION

This is one of the Class B Securities referred to in the within-mentioned Pooling and Servicing Agreement.

                                    THE BANK OF NEW YORK (DELAWARE)




                                    By:

                                         Name:
                                         Title:







                                                                     EXHIBIT B



               Metris Receivables, Inc.                                Monthly
                 Metris Master Trust                                    Report
 Section       Securityholders'Statement Series                       Month-Year
   5.2                 2000-2                      Class A    Class B   Total

(i)            Outstanding Principal Amount

(ii)           Security Principal Distributed

(iii)          Security Interest Distributed

(iv)           Principal Collections

(v)            Finance Charge Collections

               Recoveries

               Initial Interest Funding Account Deposit

               Interest Earned on Accounts

               Total Finance Charge Collections

Total Collections

(vi)           Aggregate Amount of Principal Receivables

               Invested Amount (End of Month)

               Floating Allocation Percentage

               Fixed/Floating Allocation Percentage

               Invested Amount (Beginning of Month)

               Average Daily Invested Amount

(vii)          Receivable Delinquencies (As a % of Total
               Receivables)

               Current

               30 Days to 59 Days (1 to 29 Days
               Contractually Delinquent)

               60 Days to 89 Days (30 to 59 Days
               Contractually Delinquent)

               90 Days and Over (60+ Days Contractually
               Delinquent)

Total Receivables

(viii)         Aggregate Investor Default Amount

               As a % of Average Daily Invested Amount
               (Annualized based on 365 days/year)

(ix)           Charge-Offs

(x)            Servicing Fee

(xi)           Unreimbursed Redirected Principal Collections

(xii)          Excess Funding Account Balance

(xiii)         New Accounts Added

(xiv)          Average Gross Portfolio Yield

               Average Net Portfolio Yield

(xv)           Minimum Base Rate

               Excess Spread

(xvi)          Principal Funding Account Balance

(xvii)         Accumulation Shortfall

(xviii) Scheduled date for the commencement of the Accumulation Period

               Accumulation Period Length

(xix)          Principal Funding Account Investment
               Proceeds Deposit

               Required Reserve Account Amount

               Available Reserve Account Amount

               Covered Amount

(xx)           Aggregate Interest Rate Caps Notional Amount

               Deposit to the Caps Proceeds Account







                                                        EXHIBIT C
                            FORM OF INVESTMENT LETTER

                                     [Date]

         Re       Metris Master Trust;
                  Purchases of Series 2000-2 Excess Collateral

Ladies and Gentlemen:

                  This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to Section 11 of the Series 2000-2 Supplement dated as of[ ], 2000 (the "Series Supplement") to the Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 (as amended and supplemented, the "Agreement"), each among The Bank of New York (Delaware), as Trustee, Direct Merchants Credit Card Bank, National Association, as Servicer and Metris Receivables, Inc., as Transferor. Capitalized terms used herein without definition shall have the meanings set forth in the Agreement. The Purchaser represents to and agrees with the Transferor as follows:

                  (a) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Excess Collateral and is able to bear the economic risk of such investment.

                  (b) The Purchaser is an "accredited investor", as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), or is a sophisticated institutional investor. The Purchaser understands that the offering and sale of the Excess Collateral has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Excess Collateral has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

                  (c) The Purchaser is acquiring an interest in the Excess Collateral without a view to any distribution, resale or other transfer thereof except, with respect to any Excess Collateral or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Excess Collateral, except in accordance with
         Section 11 of the Series Supplement and (i) in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws; (ii) to the Transferor or any affiliate of the Transferor; or (iii) to a person who the Purchaser reasonably believes is a qualified institutional buyer (within the meaning thereof in Rule 144A under the Securities
         Act) that is aware that the resale or other transfer is being made in reliance upon Rule 144A. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Excess Collateral or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof.

                  (d) No portion of the Excess Collateral or any interest therein may be Transferred, and each Assignee will certify that it is not, (a) an "employee benefit plan" (as defined in Section 3(3) of ERISA), including governmental plans and church plans, (b) any "plan" (as defined in Section 4975(e)(1) of the Code) including individual retirement accounts and Keogh plans, or (c) any other entity whose underlying assets include "plan assets" (within the meaning of Department of Labor Regulation Section 2510.3-101, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA) by reason of a plan's investment in the entity, including, without limitation, an insurance company general account.

                  (e) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

                                 Very truly yours,

                                 [NAME OF PURCHASER]




                                 By:

                                        Name:
                                        Title
AGREED TO AS OF THE DATE
FIRST ABOVE WRITTEN:

METRIS RECEIVABLES, INC.




By:

       Name:
       Title:










                                TABLE OF CONTENTS

                                                                          Page

 SECTION 1      Designation..................................................4
 SECTION 2      Definitions..................................................4
 SECTION 3      [Reserved.].................................................19
 SECTION 3A     [Reserved.].................................................19
 SECTION 4      [Reserved.].................................................19
 SECTION 5      Form of Delivery of the Class A Securities and the Class B
                Securities; Denominations...................................19
 SECTION 6      Article IV of Agreement.....................................19
 SECTION 4.4.   Rights of Securityholders...................................20
 SECTION 4.5.   Collections and Allocation; Payments on Exchangeable
                Transferor Security.........................................20
 SECTION 4.6.   Determination of Interest for the Series 2000-2 Securities..20
 SECTION 4.7.   Determination of Principal Amounts..........................22
 SECTION 4.8.   [Reserved.].................................................22
 SECTION 4.9.   [Reserved.].................................................22
 SECTION 4.10.  [Reserved.].................................................22
 SECTION 4.11.  Payment of Interest on Class A Securities and Class B
                Securities..................................................22
 SECTION 4.12.  Payment of Security Principal...............................23
 SECTION 4.13.  Servicing Compensation......................................24
 SECTION 4.14.  [Reserved.].................................................24
 SECTION 4.15.  Determination of Libor......................................24
 SECTION 4.16.  [Reserved.].................................................24
 SECTION 4.17.  Principal Funding Account...................................24
 SECTION 4.18.  Accumulation Period Reserve Account.........................25
 SECTION 4.19.  [Reserved.].................................................27
 SECTION 4.20.  Defeasance..................................................27
 SECTION 7      Article V of the Agreement..................................27
 SECTION 5.1.   Distributions...............................................27
 SECTION 5.2.   Securityholders' Statement..................................28
 SECTION 8      Series 2000-2 Pay Out Events................................30
 SECTION 9      Series 2000-2 Termination...................................31
 SECTION 10     Legends; Transfer and Exchange; Restrictions on
                Transfer of Class A Securities and Class B Securities.......32
 SECTION 11     Transfers of the Excess Collateral..........................33
 SECTION 12     Ratification of Agreement...................................33
 SECTION 13     [Reserved.].................................................34
 SECTION 14     Counterparts................................................34
 SECTION 15     GOVERNING LAW...............................................34
 SECTION 16     Instructions in Writing.....................................34
 SECTION 17     Amendment for FASIT Purposes................................34
 SECTION 18     Paired Series...............................................35
 SECTION 19     Third Party Beneficiaries...................................35
 SECTION 20     Additional Representations and Warranties of the Transferor.35